OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Supplement dated February 15, 2019 to the Summary Prospectus,

Prospectus and Statement of Additional Information, each dated April 30, 2018

This supplement amends the summary prospectus, prospectus and statement of additional information (“SAI”) of Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”), a series of Oppenheimer Variable Account Funds (the “Trust”), and is in addition to any other supplement(s).

This supplement supersedes the supplement dated February 12, 2019 and is intended to change the Fund’s Liquidation Date from “on or about April 17, 2019” to “on or about April 29, 2019.”

On February 12, 2019, the Board of Trustees of the Trust, upon the recommendation of the Fund’s investment adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about April 29, 2019 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date.

It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to the participating insurance companies’ separate accounts in complete redemption of Fund shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for.

For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. The Fund must distribute to its shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. The Liquidation is not expected to create a tax liability for contract holders or policy holders.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund may deviate from its investment objective and investment strategies between now and the Liquidation Date.

The Fund will continue to accept purchase orders from existing participating insurance companies that offer shares of the Fund. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date.

At any time prior to the Liquidation Date, participating insurance companies may redeem shares of the Fund held in their separate accounts pursuant to the procedures set forth in the prospectus under “How to Buy and Sell Shares – How Can You Redeem Fund Shares?” as it may be supplemented. The Fund does not offer an exchange privilege.

Variable contract holders and policy holders may not purchase or redeem Fund shares directly and should contact their participating insurance company for information on how the Liquidation will impact them.

The prospectus for the Fund is further revised as follows:

The following is added to the section titled “Principal Investment Strategies”:

Investments in Money Market Instruments. The Fund may invest in money market instruments. Money market instruments are short-term, U.S. dollar-denominated debt instruments issued or guaranteed by domestic and foreign corporations and financial institutions, the U.S. government, its agencies and instrumentalities and other entities. Money market instruments include certificates of deposit, commercial paper, repurchase agreements, treasury bills, certain asset-backed securities and other short term debt obligations that have a final maturity, as defined under rules under the Investment Company Act of 1940, of 397 days or less. They may have fixed, variable or floating interest rates. Money market instruments are subject to certain risks, including the risk that an issuer of an obligation that the Fund holds might have its credit rating downgraded or might default on its obligations, or that interest rates might rise sharply, causing the value of the Fund’s investments to fall. The Fund also may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund, which is advised by the Fund’s investment manager, OFI Global Asset Management, Inc. and sub-advised by OppenheimerFunds, Inc., the sub-adviser to the Fund.

Oppenheimer Institutional Government Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. At the time of an investment, the Fund cannot always predict what will be the yield of the Oppenheimer Institutional Government Money Market Fund, or any other money market fund it may hold, because of the wide variety of instruments that such fund may hold in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of any other money market fund it may hold, including its advisory fee. However, the Manager will waive a portion of the Fund’s advisory fee to the extent of the Fund’s share of the advisory fee paid to the Manager by Oppenheimer Institutional Government Money Market Fund, or to any other similar affiliated money market fund of which the Fund is a shareholder. If the Fund invests in an unaffiliated money market fund, the Manager will not waive a portion of the Fund’s advisory fee representing the Fund’s share of the advisory fee paid by such unaffiliated fund to any unaffiliated manager.

The following is added to the section titled “Principal Risks”:

Large Shareholder Redemptions Risk. The Fund may experience adverse effects should certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals and accounts redeem large amounts of shares of the Fund. Shareholder redemptions, particularly in large amounts, may cause the Fund to sell portfolio securities prior to the time it would otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A redemption by a large shareholder also may result in increased distributions to remaining shareholders, although efforts will be made to mitigate such an impact.

As of January 31, 2019, Massachusetts Mutual Life Insurance Company (“MML”) owned approximately 99.54% of the outstanding securities of the Fund. MML indirectly owns and is an affiliate of the Fund’s investment manager, OFI Global Asset Management, Inc.; OppenheimerFunds, Inc., the Fund’s investment sub-adviser; and OFI SteelPath, Inc., one of the Fund’s investment sub-sub-advisers. MML also indirectly owns Barings LLC, which is the other investment sub-sub-adviser of the Fund. MML has the right to redeem shares prior to the Fund’s liquidation and distribution of proceeds.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

February 15, 2019	PS2055.004.0219